[GINTEL LOGO]

GINTEL FUND



SEMIANNUAL REPORT TO
SHAREHOLDERS

JUNE 30, 1997

                                  GINTEL FUND

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.



                          SUMMARY OF INVESTMENT RESULTS

               1997 (1st Half)             10.3%
               1996                        31.0%
               1995                        31.0%
               1994                       -16.5%
               1993                         2.0%
               1992                        24.7%
               1991                        15.6%
               1990                        -6.7%
               1989                        23.8%
               1988                        29.4%
               1987                       -14.3%
               1986                        20.8%
               1985                        20.0%
               1984                        -2.6%
               1983                        34.3%
               1982                        34.1%
               1981 (6/10/81-12/31/81)      7.6%

     Average Annual Total
     Return Since Inception                15.2%

                  Investment results are net of expenses, with
                    dividends and capital gains reinvested.


Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                   June 30, 1997

Fellow Shareholders:

         Gintel Fund's net asset value per share increased 17.3% in the second quarter, resulting in a gain of 10.3% for the first six months of 1997. The second quarter recovery in the prices of stocks and the appreciation of the broader market averages was one of the largest recorded gains in recent history in both percentage and dollar terms. For the second quarter, total return was 17.4% for the S&P 500, 16.6% for the New York Stock Exchange Index , and 16.2% for the Russell 2000. As of June 30, 1997, the Fund's cash available for investment was $19.6 million or 12.4% of the portfolio.

         During the second quarter a new position was taken in Green Tree Financial, and holdings were increased in CheckFree Corporation, Checkpoint Systems, and Ogden Corporation. Positions in Capstead Mortgage, Chart Industries, and MacFrugal's Bargains were reduced, and the holdings in Schering-Plough and Oneita were eliminated. Other less significant changes were also made in the portfolio during the quarter.

         Capstead Mortgage has been the Fund's largest holding for most of the past year. We increased our holdings in this stock during the second quarter of 1996 because we thought there was opportunity for substantial return through price appreciation and dividend income. We were correct in that assumption, as evidenced by Capstead's generating a total return of almost 75% for the Fund since May of 1996. Although we still have a large position in Capstead, we reduced it because of our belief that the opportunity for further gains of this magnitude over the near term has lessened.

         CheckFree has replaced Capstead Mortgage as the largest holding in our Fund. We are very optimistic about the opportunity for appreciation over the next 12 months, as explained in the investment thesis on CheckFree in our year-end report. If our analysis proves correct, CheckFree is positioned to produce a rapidly growing stream of recurring income which should command a premium market multiple. We believe this will prove to be a very rewarding investment for our Fund over the long term and deserving of the overweighting assigned to it in the Fund's portfolio.

         As stated earlier, the remaining portfolio loss in Oneita was recognized during the quarter. It has been a costly investment mistake that is now behind us. The tax loss created appears to be of more value to our Fund's taxable shareholders than the stock itself.

         Recent reports confirm the view we have held since the beginning of the year that the economy is continuing to benefit from productivity gains, that manufacturing is still growing, and that employment remains stable. Productivity gains, driven primarily by technological investment, are contributing to economic growth with moderate inflation. In addition, the deregulation of numerous industries is allowing companies many opportunities to gain efficiencies. We continue to see low rates of inflation, modest levels of interest rates, high employment levels and falling government deficits at the federal, state and local levels. In fact, due to stronger-than-expected tax collections, the federal budget deficit could be below $50 billion for fiscal 1997, less than a third of the initial projections. The combination of these factors creates a perfect environment for higher corporate profits and rising financial markets.

         Sharp price corrections in individual stocks which disappoint investors will continue, and some market corrections can be expected from time to time. There is nothing that we see on the immediate horizon to cause concerns other than the high valuations that have been created by a long-lived bull market. It is increasingly more difficult to find cheap stocks, but a number of opportunities undoubtedly still exist; however, one must turn over a greater number of rocks to find them or wait for a market sell-off to create new buying opportunities.

         We are glad to be reporting positive returns to our shareholders again and look forward to an even stronger second half.

Cordially,

/s/ Robert M. Gintel     /s/ Cecil A. Godman, III       /s/ Edward F. Carroll

Robert M. Gintel         Cecil A. Godman, III           Edward F. Carroll
Chairman                 Investment Manager             Investment Manager

GINTEL FUND Statement of Net Assets                         As of June 30, 1997
                                                                     (Unaudited)

 NUMBER
 OF                                                                      MARKET
 SHARES                                                 COST**            VALUE
------------------------------------------------------------------------------------
              COMMON STOCKS
              TECHNOLOGY-RELATED (21.7%)
1,775,000     CheckFree Corporation*                 $30,057,842       $31,284,375
  175,000     C-Cube Microsystems Inc.*                5,407,638         3,073,437

              DIVERSIFIED MANUFACTURING(18.0%)
  650,000     Chart Industries, Inc.                   2,763,906        17,793,750
  400,000     Ogden Corporation                        7,942,677         8,700,000
   50,000     Johnson Controls, Inc.                   1,195,850         2,053,125

              MORTGAGE BANKING (17.5%)
  800,000     Capstead Mortgage Corporation           10,483,584        19,750,000
  100,000     Federal National Mortgage Association      834,713         4,362,500
  100,000     Green Tree Financial Corporation         3,487,950         3,562,500

              INSURANCE (9.9%)
  215,000     Mercury General Corporation              9,393,586        15,641,250

              SECURITY PROTECTION SYSTEMS (5.3%)
  520,000     Checkpoint Systems, Inc.                 6,591,553         8,352,500

              SAVINGS & LOAN (3.4%)
  100,000     Charter One Financial Corporation          675,428         5,387,500

              COPPER PRODUCER (2.7%)
   50,000     Phelps Dodge Corporation                 2,992,527         4,259,375

              PAPER FOREST PRODUCTS (1.7%)
   52,500     Weyerhaeuser Company                     2,101,374         2,730,000

              BROADCAST EQUIPMENT (1.7%)
  100,000     Vertex Communications Corporation*       1,550,000         2,675,000

              BEVERAGES/FOOD(1.0%)
   40,000     PepsiCo. Inc.                              696,563         1,502,500

              ENVIRONMENTAL SERVICES (0.8%)
  144,900     OHM Corporation*                         1,068,850         1,222,594

              RETAIL-RELATED (0.4%)
   25,000     Mac Frugal's Bargains Close-Outs Inc.*     337,500           681,250

              Short Sales Against Stocks Held
              Long(-4.1%)                             (6,415,407)       (6,482,500)

              Miscellaneous Securities*** (2.9%)       4,217,840         4,623,625
              Imputed Brokerage
              Commissions on
              Securities Owned                           408,000
------------------------------------------------------------------------------------
              Total Common Stock (82.9%)              85,791,974       131,172,781
------------------------------------------------------------------------------------

GINTEL FUND Statement of Net Asset (continued)               As of June 30, 1997
                                                                     (Unaudited)

PRINCIPAL                                                                       MARKET
AMOUNT                                                         COST**            VALUE
------------------------------------------------------------------------------------------
                      CASH EQUIVALENTS
6,000,000     General Electric Capital Services Inc.
              5.50% due 7/2/97                                 6,000,000     6,000,000

6,000,000     Associates Corp of North America
              5.55% due 7/9/97                                 6,000,000     6,000,000

6,000,000     General Electric Capital Corporation
              5.56% due 7/23/97                                6,000,000     6,000,000

5,000,000     Chevron Oil Finance Co
              5.47% due 7/16/97                                5,000,000     5,000,000

1,569,000     Chase Securities, Inc Repurchase Agreement
              5.70% due 7/11/97 (Collateralized by U.S.
              Government Obligations)                          1,569,000     1,569,000
--------------------------------------------------------------------------------------
              Total Cash Equivalents (15.5%)                  24,569,000    24,569,000
--------------------------------------------------------------------------------------
              Total Investments (98.4%)                     $110,360,974   155,741,781
                                                            ============
              Other assets net of liabilities (1.6%)                         2,517,333
--------------------------------------------------------------------------------------
              Net Asset Applicable to Outstanding
                Shares (100.0%)                                           $158,259,114
======================================================================================
Net asset value per share -- based on 7,930,589 shares
of beneficial interest (offering and redemption price)                    $      19.96
======================================================================================


*   Non-income producing investments

**  Cost basis for Federal income tax purposes

*** Includes 15 investments, some of which are non-income producing investments.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statement of Operations                                                   June 30, 1997
                                                                                       (Unaudited)
INVESTMENT INCOME:
               Dividends                                                               $ 1,858,125
               Interest                                                                    626,656
                     Total investment income                                             2,484,781
EXPENSES:
               Investment advisory fee (Note C)                       $  732,929
               Administrative expense (Notes D and E)                    492,908
               Other expenses                                             27,766
                                                                      ----------
                     Total expenses                                                      1,253,603


NET INVESTMENT INCOME                                                                    1,231,178
NET REALIZED GAIN ON INVESTMENTS (NOTE E)                              7,617,943
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS (NOTE E)        5,930,121
                                                                      ----------
NET GAIN ON INVESTMENTS                                                                 13,548,064
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $14,779,242


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statements of Changes in Net Assets                      (Unaudited)

                                                                              Six Months                 Year
                                                                          Ended  6/30/97      Ended  12/31/96
                                                                          --------------      ---------------
OPERATIONS:
               Net investment income                                       $   1,231,178        $   2,563,464
               Net realized gain on investments                                7,617,943           12,803,219
               Net increase in unrealized appreciation
                 of investments                                                5,930,121           11,394,619
                                                                           -------------        -------------
                    Net increase from operations (Note E)                     14,779,242           26,761,302

DISTRIBUTIONS TO SHAREHOLDERS:
               Investment income                                                      --           (2,653,175)
               Net realized gains from investment                                     --          (12,796,654)
                                                                           -------------        -------------
                    Net decrease from distributions to shareholders                   --          (15,449,829)

CAPITAL SHARE TRANSACTIONS:
               Proceeds from shares issued                                     2,757,345           42,947,300
               Reinvestment of dividends                                              --           10,384,683
               Cost of shares repurchased                                     (7,183,168)         (13,476,618)
                                                                           -------------        -------------
                    Net increase (decrease) from capital
                      share transactions (Note G2)                            (4,425,823)          39,855,365
Total Increase                                                                10,353,419           51,166,838
Net Assets - Beginning of Year                                               147,905,695           96,738,857
                                                                           -------------        -------------
Net Assets - End of Period                                                 $ 158,259,114        $ 147,905,695
                                                                           =============        =============

NET ASSETS CONSIST OF:
               Capital Stock                                               $ 104,071,574        $ 108,497,397
               Undistributed net investment income (losses) (Note E)             875,174             (356,003)
               Undistributed net realized gains
                 from security transactions (Note E)                           7,678,559               60,615
               Unrealized appreciation on investments (Note E)                45,633,807           39,703,686
                                                                           -------------        -------------
                                                                           $ 158,259,114        $ 147,905,695
                                                                           =============        =============


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Condensed Financial Information  (Per Share Income and Capital Changes)                                      (Unaudited)

                                                                                       YEAR ENDED DECEMBER 31
                                              SIX MONTHS      ----------------------------------------------------------------------
                                            ENDED 6/30/97         1996             1995              1994               1993*
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
    Beginning of Year                       $      18.10      $      15.37      $     12.46      $     15.11        $      16.45

Income from
    Investment Operations
      Net investment income (loss)                   .15               .37             (.01)             .04                (.06)
      Net realized and unrealized
        gain (loss) on securities                   1.71              4.40             3.86            (2.53)                .37
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Income                    1.86              4.77             3.85            (2.49)                .31
------------------------------------------------------------------------------------------------------------------------------------
Less:  Distributions
     Net investment income                                             .35              .01              .04
     Capital gains                                    --              1.69              .93              .12                1.65
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   --              2.04              .94              .16                1.65
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $      19.96      $      18.10      $     15.37      $     12.46        $      15.11
====================================================================================================================================
Total Return                                        10.3%             31.0%            31.0%          -16.5%                 2.0%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period                   $158,259,114      $147,905,695      $96,738,857      $88,277,270        $136,110,294
Ratio of operating expenses to
  average net assets (Note D)*                       1.7%              1.8%             2.3%             2.4%                2.2%
Ratio of net investment
  income (loss) to average net assets                1.7%              2.2%             (.1%)             .3%                (.3%)
Portfolio turnover rate                             53.3%             61.4%            55.4%            69.6%               50.8%
Average commission rate paid                           *                 *                *                *                   *
Shares outstanding, end of period              7,930,589         8,171,707        6,295,777        7,085,466           9,008,802


* The Fund's expense ratio for 1993-1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure. Based upon the imputed brokerage commission calculation the average commission rate paid for the first six months of 1997 was $.0728 per share and for the year ended 1996 was $.0771 per share.


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Notes to Financial Statements                         June 30, 1997
                                                                   - (Unaudited)

(NOTE A) - ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.  Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:

The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:

The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(NOTE E) - IMPUTED COMMISSIONS:

During 1996 the Fund changed its accounting presentation to provide for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. The Fund has estimated imputed brokerage commissions of 45 basis points of average net assets, which decreased administration expense, and thereby increased net investment income and unrealized capital gains by $333,000 and $46,000 respectively, and decreased realized capital gains by $379,000.

GINTEL FUND Notes to Financial Statements - continued              June 30, 1997
                                                                     (Unaudited)

(NOTE F) - LINE OF CREDIT:

The Fund has a bank line of credit of $15,000,000. Interest is payable at the Prime Rate. Loans are collateralized by securities owned by the Fund. At June 30, 1997, the Fund had no outstanding borrowings.

(NOTE G) - OTHER MATTERS:

1.  Investments
Unrealized appreciation at June 30, 1997                        $ 48,311,352
Unrealized depreciation at June 30, 1997                          (2,522,545)
Imputed commissions on securities owned                             (408,000)
                                                                ------------
                                                                $ 45,380,807
                                                                ============

FOR THE SIX MONTHS ENDED JUNE 30,1997
Purchases of securities other than short-term investments       $ 34,499,176
Sales of securities other than short-term investments           $ 49,463,127

2.  Capital Stock: (in shares)

                                    SIX MONTHS ENDED           YEAR ENDED
                                     JUNE 30, 1997          DECEMBER 31, 1996
                                     -------------          -----------------
Shares issued                              151,163                 538,198
Shares issued in connection with
   acquisition of Gintel ERISA Fund             --               1,517,126
Shares reinvested                               --                 575,010
Shares repurchased                        (392,281)               (754,404)
                                          --------
          Net increase (decrease)         (241,118)              1,875,930
                                          ========

GINTEL FUND TRUSTEES AND OFFICERS

---------------------------------------------------------------------------------------
Robert M. Gintel        Chairman, Trustee, and Chief Executive Officer
                        Chairman and Chief Executive Officer, Gintel Asset Management,Inc.;
                             Senior Partner, Gintel & Co. Limited Partnership; Chairman and Director,
                        Oneita Industries; Vice Chairman and Director, XTRA Corporation.

Thomas H. Lenagh        Trustee
                        Financial Consultant; formerly Chairman and Chief Executive Officer of Greiner Engineering Co.; Director, Adams Express Co., USLife Corp.,
                        ICN Biomedics, Inc., SCI Systems, Inc., Irvine Sensors Corp., CML
                        Inc., Clemente Global, Rexhall Inc.

Francis J. Palamara     Trustee
                        Business Consultant; previously Director and Executive Vice President of ARA Services, Inc.; formerly Executive Vice President and Chief
                        Operating Officer of the New York Stock Exchange, Inc.; Director,
                        Glenmede Fund, XTRA Corporation.

Russel R. Taylor        Trustee
                        Associate Professor of Management and Marketing, Director of H.W.
                        Taylor Institute of Entrepreneurial Studies, College of New Rochelle;
                        Founder of Russel Taylor, Inc.

Stephen G. Stavrides    Trustee, President, and Treasurer
                        President, Gintel Asset Management, Inc.; General Partner and Chief
                        Operating Officer, Gintel &  Co. Limited Partnership.

Donna K. Grippe         Secretary and Assistant Treasurer

                        INVESTMENT ADVISOR                GINTEL GROUP
                        Gintel Asset Management, Inc.     Chase Global Funds Services Company
                        6 Greenwich Office Park           P. O. Box 2798
                        Greenwich, CT  06831-5197         Boston, MA  02208-2798
                        203 622-6400                      800 344-3092